UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

——————

FORM 8-K

——————

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

SecureAlert, Inc.
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-23153 (Commission File Number)	87-0543981 (IRS Employer Identification No.)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Resignation of Principal Executive Officer; Resignation of Director.

Effective June 30, 2011, David G. Derrick, the Chief Executive Officer (Principal Executive Officer), Director, and Chairman of the Board of Directors of SecureAlert, Inc. (“Registrant”), resigned from all positions with the Registrant to pursue other business opportunities.  Mr. Derrick had served as the Registrant’s Chief Executive Officer and Chairman since February 2001.

Additionally, effective June 30, 2011, Edgar Bernardi resigned from Registrant’s board of directors to pursue other interests.

(c)  Appointment of Chief Executive Officer and Principal Executive Officer;

Registrant has appointed John L. Hastings, III, a director and currently the President and Chief Operating Officer of Registrant, to serve as its Chief Executive Officer (Principal Executive Officer) to fill the vacancy created by Mr. Derrick’s resignation.  Mr. Hastings, 47, has served as the Registrant’s President since June 19, 2008 and the Chief Operating Officer since November 20, 2008.  Mr. Hastings has worked for Nestle/Stouffer’s, Kraft/General Foods, Nissan Motor Acceptance Corp., NCR/Teradata, Unisys Corp. and VNU/AC Nielsen.  He has also served on the boards of small entrepreneurial companies.  From 1998 through 2006, Mr. Hastings worked with VNU – AC Nielsen in several executive posts, last serving as its Senior Vice President and General Manager of Global Business Intelligence, reporting directly to VNU’s chief executive officer.  Upon acquisition and privatization of VNU in 2006, and until his appointment as our President, Mr. Hastings served as the interim President and CEO of Klever Marketing, Inc., a Utah-based retail marketing company.  Mr. Hastings received a BA from Cal State University, Fullerton CA (1985) and an MBA from Pepperdine University, Malibu CA (1987).

Mr. Hastings also will continue to hold the positions of President and Chief Operating Officer.

Chief Executive Officer Compensation

The Registrant will continue to pay Mr. Hastings his current salary of $325,000 to serve as the Registrant’s Chief Executive Officer, President, and Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The Registrant issued a press release on July 6, 2011 to report changes to its management.  A copy of the press release is furnished with this report as Exhibit 99.1.

Exhibit No.	Description

99.1                                                                Press release of July 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

By:	/s/ John L. Hastings, III
John L. Hastings, III Chief Executive Officer

Date:  July 6, 2011